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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________



                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 April 12, 2002
                     --------------------------------------
                     Date of Report (Date of earliest event
                                    reported)



                               IMMUNEX CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Washington                     0-12406                51-0346580
--------------------------------   -----------------------  --------------------
   (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
         of Incorporation)                                   Identification No.)


                 51 University Street, Seattle, Washington 98101
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                  (Address of Principal Executive Offices)            (Zip Code)

                                 (206) 587-0430
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

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         Item 5.  Other Events.

         On April 12, 2002, Immunex Corporation, a Washington corporation ("Immunex"), entered into an ENBREL Supply Agreement with Genentech, Inc., a Delaware corporation ("Genentech"). Under the Supply Agreement, Genentech will manufacture commercial quantities of ENBREL (R) (etanercept) at its manufacturing facility in South San Francisco, California. Subject to approval by the Food and Drug Administration, the facility is expected to supply capacity for ENBREL beginning in 2004.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.


                  10.1* ENBREL Supply Agreement, dated April 12, 2002, by and between Immunex Corporation and Genentech, Inc.

                  99.1   Immunex press release dated April 15, 2002.

          --------------------
          * Confidential treatment requested.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMMUNEX CORPORATION


Dated: May 6, 2002                       By    /s/ Barry G. Pea
                                            ------------------------------------
                                         Name: Barry G. Pea
                                         Its:  Executive Vice President, General
                                               Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
    10.1*          ENBREL Supply Agreement, dated April 12, 2002, by and between
                   Immunex Corporation and Genentech, Inc.
    99.1           Immunex press release dated April 15, 2002.

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* Confidential treatment requested.